INVESCO MID CAP CORE EQUITY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                         54,708
          Number of shares outstanding of a second class of open-end company shares (000's
      2   Omitted)
          Class B                                          1,797
          Class C                                         10,816
          Class R                                          5,055
          Class Y                                         25,692
          Class R5                                         8,241
          Class R6                                           159

74V.  1   Net asset value per share (to nearest cent)
          Class A                                      $   25.20
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                      $   18.81
          Class C                                      $   18.76
          Class R                                      $   24.65
          Class Y                                      $   25.44
          Class R5                                     $   26.73
          Class R6                                     $   26.76

INVESCO SMALL CAP GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                               $   465
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                               $   142
           Investor Class                        $   131
           Class R5                              $ 2,108
           Class R6                              $   263

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                               $0.0200
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                               $0.0809
           Investor Class                        $0.0200
           Class R5                              $0.1207
           Class R6                               0.1228

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                24,128
           Number of shares outstanding of a second class of open-end company shares
       2   (000's Omitted)
           Class B                                   166
           Class C                                   675
           Class R                                 2,806
           Class Y                                 1,818
           Investor Class                          6,878
           Class R5                               18,381
           Class R6                                2,747

74V.   1   Net asset value per share (to nearest cent)
           Class A                               $ 39.68
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                               $ 32.31
           Class C                               $ 32.27
           Class R                               $ 38.13
           Class Y                               $ 40.18
           Investor Class                        $ 40.97
           Class R5                              $ 42.44
           Class R6                              $ 42.46

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 2,105
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    87
           Class C                           $   163
           Class R                           $    23
           Class Y                           $    30
           Class R5                          $   494

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2638
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.2038
           Class C                           $0.1872
           Class R                           $0.2473
           Class Y                           $0.2499
           Class R5                          $0.2919

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             8,121
           Number of shares outstanding of a second class of open-end company shares
       2   (000's Omitted)
           Class B                               398
           Class C                             1,033
           Class R                                93
           Class Y                               219
           Class R5                            1,724

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 14.44
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 13.66
           Class C                           $ 13.66
           Class R                           $ 14.46
           Class Y                           $ 14.49
           Class R5                          $ 14.63

INVESCO GROWTH ALLOCATON FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $12,447
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $ 1,084
           Class C                           $ 1,446
           Class R                           $   327
           Class S                           $   511
           Class Y                           $    81
           Class R5                          $     7

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2081
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.1186
           Class C                           $0.1186
           Class R                           $0.1786
           Class S                           $0.2198
           Class Y                           $0.2375
           Class R5                          $0.2487

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            60,780
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                             9,103
           Class C                            12,314
           Class R                             1,871
           Class S                             2,351
           Class Y                               338
           Class R5                               25

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 13.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 13.46
           Class C                           $ 13.47
           Class R                           $ 13.57
           Class S                           $ 13.60
           Class Y                           $ 13.58
           Class R5                          $ 13.66

INVESCO MODERATE ALLOCATON FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $10,935
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $   910
           Class C                           $ 2,009
           Class R                           $   382
           Class S                           $   650
           Class Y                           $    87
           Class R5                          $     4

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2181
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.1708
           Class C                           $0.1706
           Class R                           $0.2023
           Class S                           $0.2241
           Class Y                           $0.2338
           Class R5                          $0.2368

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            51,078
           Number of shares outstanding of a second class of open-end company shares
       2   (000's Omitted)
           Class B                             5,265
           Class C                            12,080
           Class R                             1,883
           Class S                             2,901
           Class Y                               399
           Class R5                               19

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 12.30
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 12.21
           Class C                           $ 12.20
           Class R                           $ 12.27
           Class S                           $ 12.29
           Class Y                           $ 12.31
           Class R5                          $ 12.34

INVESCO CONSERVATIVE ALLOCATON FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   4,648
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $     365
           Class C                          $   1,052
           Class R                          $     169
           Class S                          $      56
           Class Y                          $      72
           Class R5                         $       1

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.2150
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.1710
           Class C                          $  0.1714
           Class R                          $  0.2003
           Class S                          $  0.2209
           Class Y                          $  0.2287
           Class R5                         $  0.2330

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             22,012
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                              2,099
           Class C                              6,262
           Class R                                856
           Class S                                258
           Class Y                                339
           Class R5                                 4

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   11.08
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   10.94
           Class C                          $   10.96
           Class R                          $   11.04
           Class S                          $   11.09
           Class Y                          $   11.07
           Class R5                         $   11.13

INVESCO INCOME ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   3,780
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $     147
           Class C                          $     861
           Class R                          $      60
           Class Y                          $     106
           Class R5                         $      10

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.3572
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.2784
           Class C                          $  0.2785
           Class R                          $  0.3311
           Class Y                          $  0.3837
           Class R5                         $  0.3837

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             12,304
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                                482
           Class C                              3,590
           Class R                                191
           Class Y                                252
           Class R5                                27

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   10.69
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   10.70
           Class C                          $   10.70
           Class R                          $   10.69
           Class Y                          $   10.69
           Class R5                         $   10.69

INVESCO INTERNATIONAL ALLOCATON FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   1,919
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $      64
           Class C                          $     214
           Class R                          $      76
           Class Y                          $     133
           Class R5                         $      22

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.1588
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.0789
           Class C                          $  0.0789
           Class R                          $  0.1326
           Class Y                          $  0.2079
           Class R5                         $  0.1849

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             12,295
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                                811
           Class C                              2,735
           Class R                                579
           Class Y                                722
           Class R5                               107

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   11.07
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   11.06
           Class C                          $   11.06
           Class R                          $   11.07
           Class Y                          $   11.03
           Class R5                         $   11.07

INVESCO BALANCED-RISK RETIREMENT NOW FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   337
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $   319
           Class B                          $     9
           Class C                          $    99
           Class CX                         $    76
           Class R                          $    39
           Class RX                         $    11
           Class Y                          $    48
           Class R5                         $   169
           Class R6                         $     6

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $0.1965
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $0.1966
           Class B                          $0.1764
           Class C                          $0.1768
           Class CX                         $0.1766
           Class R                          $0.1783
           Class RX                         $0.1888
           Class Y                          $0.2036
           Class R5                         $0.2039
           Class R6                         $0.2036

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            1,780
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                           1,665
           Class B                               55
           Class C                              580
           Class CX                             441
           Class R                              221
           Class RX                              33
           Class Y                              236
           Class R5                             871
           Class R6                              31

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $  8.91
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $  8.90
           Class B                          $  8.76
           Class C                          $  8.76
           Class CX                         $  8.76
           Class R                          $  8.88
           Class RX                         $  8.86
           Class Y                          $  8.96
           Class R5                         $  8.96
           Class R6                         $  8.96

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         20

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                         $   1,674
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $     388
           Class B                         $      61
           Class C                         $     255
           Class CX                        $      74
           Class R                         $     328
           Class RX                        $      55
           Class Y                         $     305
           Class R5                        $   1,111
           Class R6                        $      31

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $  0.3131
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $  0.3131
           Class B                         $  0.2344
           Class C                         $  0.2344
           Class CX                        $  0.2344
           Class R                         $  0.2870
           Class RX                        $  0.2870
           Class Y                         $  0.3378
           Class R5                        $  0.3378
           Class R6                        $  0.3378

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             5,512
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                            1,287
           Class B                               263
           Class C                             1,099
           Class CX                              321
           Class R                             1,118
           Class RX                              138
           Class Y                               913
           Class R5                            3,429
           Class R6                               96

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $    9.32
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $    9.31
           Class B                         $    9.21
           Class C                         $    9.20
           Class CX                        $    9.20
           Class R                         $    9.28
           Class RX                        $    9.20
           Class Y                         $    9.31
           Class R5                        $    9.36
           Class R6                        $    9.37

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $ 1,771
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $   286
           Class B                          $    75
           Class C                          $   322
           Class CX                         $    50
           Class R                          $   422
           Class RX                         $    47
           Class Y                          $   176
           Class R5                         $ 1,258
           Class R6                         $    33

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $0.3213
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $0.3213
           Class B                          $0.2506
           Class C                          $0.2506
           Class CX                         $0.2506
           Class R                          $0.2979
           Class RX                         $0.2979
           Class Y                          $0.3441
           Class R5                         $0.3441
           Class R6                         $0.3441

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            5,724
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                             924
           Class B                              308
           Class C                            1,347
           Class CX                             204
           Class R                            1,446
           Class RX                             124
           Class Y                              597
           Class R5                           3,865
           Class R6                             100

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $  9.04
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $  9.04
           Class B                          $  8.95
           Class C                          $  8.95
           Class CX                         $  8.95
           Class R                          $  8.99
           Class RX                         $  8.99
           Class Y                          $  9.06
           Class R5                         $  9.08
           Class R6                         $  9.08

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         22

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                         $     832
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $      86
           Class B                         $      19
           Class C                         $     101
           Class CX                        $      10
           Class R                         $     192
           Class RX                        $      20
           Class Y                         $      52
           Class R5                        $     567
           Class R6                        $      26

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $  0.2207
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $  0.2207
           Class B                         $  0.1499
           Class C                         $  0.1499
           Class CX                        $  0.1499
           Class R                         $  0.1976
           Class RX                        $  0.1976
           Class Y                         $  0.2440
           Class R5                        $  0.2440
           Class R6                        $  0.2440

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             4,053
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                              419
           Class B                               134
           Class C                               727
           Class CX                               68
           Class R                             1,041
           Class RX                               74
           Class Y                               325
           Class R5                            2,526
           Class R6                              116

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $    8.34
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $    8.34
           Class B                         $    8.26
           Class C                         $    8.25
           Class CX                        $    8.24
           Class R                         $    8.30
           Class RX                        $    8.31
           Class Y                         $    8.36
           Class R5                        $    8.37
           Class R6                        $    8.37

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                         $     312
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $      27
           Class B                         $       6
           Class C                         $      59
           Class CX                        $       2
           Class R                         $      98
           Class RX                        $       5
           Class Y                         $      49
           Class R5                        $     348
           Class R6                        $       7

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $  0.1984
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $  0.1984
           Class B                         $  0.1307
           Class C                         $  0.1307
           Class CX                        $  0.1307
           Class R                         $  0.1769
           Class RX                        $  0.1769
           Class Y                         $  0.2212
           Class R5                        $  0.2212
           Class R6                        $  0.2212

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,653
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                              150
           Class B                                49
           Class C                               483
           Class CX                               17
           Class R                               598
           Class RX                               31
           Class Y                               236
           Class R5                            1,709
           Class R6                               35

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $    8.21
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                        $    8.21
           Class B                         $    8.10
           Class C                         $    8.12
           Class CX                        $    8.11
           Class R                         $    8.17
           Class RX                        $    8.17
           Class Y                         $    8.22
           Class R5                        $    8.23
           Class R6                        $    8.24

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                             $  18,165
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                             $     126
           Class C                                             $     303
           Class Y                                             $     125
           Class R5                                            $       0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                             $  0.4763
           Dividends for a second class of open-
       2   end company shares (form nnn.nnnn)
           Class B                                             $  0.3780
           Class C                                             $  0.3771
           Class Y                                             $  0.5091
           Class R5                                            $  0.5115

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                35,723
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                                                   260
           Class C                                                   635
           Class Y                                                   182
           Class R5                                                    1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                             $   12.35
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                             $   12.28
           Class C                                             $   12.26
           Class Y                                             $   12.39
           Class R5                                            $   12.39

INVESCO CONVERTIBLE SECURITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $  16,301
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $     106
           Class C                          $   1,788
           Class Y                          $  12,543
           Class R5                         $      98
           Class R6                         $       1

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.5295
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.3560
           Class C                          $  0.3583
           Class Y                          $  0.5848
           Class R5                         $  0.5991
           Class R6                         $  0.6059

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             38,741
           Number of shares outstanding of a second class of open-end company shares (000's
       2   Omitted)
           Class B                                296
           Class C                              7,163
           Class Y                             29,745
           Class R5                               198
           Class R6                                 3

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   24.17
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   24.24
           Class C                          $   24.04
           Class Y                          $   24.20
           Class R5                         $   24.18
           Class R6                         $   24.18

INVESCO LEADERS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-2699
SERIES NO.:         31

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                            $     900
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                            $      88
           Class C                                            $      37
           Class Y                                            $       5

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                            $  0.0801
           Dividends for a second class of open-
       2   end company shares (form nnn.nnnn)
           Class B                                            $  0.0253
           Class C                                            $  0.0251
           Class Y                                            $  0.1006